 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 25, 1995

                                            REGISTRATION STATEMENT NO. 33-62907
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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                             AMENDMENT NO. 2
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                          CHARTER POWER SYSTEMS, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               ----------------

        DELAWARE                                             13-3314599
     (STATE OR OTHER                                      (I.R.S. EMPLOYER
     JURISDICTION OF                                     IDENTIFICATION NO.)
    INCORPORATION OR
      ORGANIZATION)            3043 WALTON ROAD
                          PLYMOUTH MEETING, PA 19462
                                (610) 828-9000
  (ADDRESS, INCLUDING ZIP CODE AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               ----------------

                                  COPIES TO:
  PROSKAUER ROSE GOETZ & MENDELSOHN              CHADBOURNE & PARKE LLP
                 LLP                              30 ROCKEFELLER PLAZA
            1585 BROADWAY                          NEW YORK, NY 10112
         NEW YORK, NY 10036                          (212) 408-5100
           (212) 969-3000                  ATTENTION: BARBARA L. BECKER, ESQ.
  ATTENTION: STEVEN L. KIRSHENBAUM,
                ESQ.

                               ----------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED OFFERING TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]
                               ----------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(a), MAY DETERMINE.

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  This Amendment No. 2 amends and supplements the Registration Statement on
Form S-3 No. 33-62907 filed with the Commission on September 25, 1995, as amended by Amendment No. 1 filed with the Commission on October 3, 1995 (the "Registration Statement"), by Charter Power Systems, Inc., a Delaware corporation (the "Company"), relating to the offering of the Company's Common Stock. Terms not otherwise defined herein shall have the meanings ascribed to them in the Registration Statement.

  The purpose of this Amendment No. 2 is to amend Items 14 and 16 and file certain exhibits to the Registration Statement.

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

     Registration Fee.............................................. $ 32,626.00
     NASD..........................................................    9,961.45
     Blue Sky Fees and Expenses....................................   25,000.00
     Legal.........................................................  350,000.00
     Accounting....................................................  100,000.00
     Printing......................................................   65,000.00
     Transfer Agent and Registrar Fees.............................    1,000.00
                                                                    -----------
       Total....................................................... $583,587.45
                                                                    ===========

ITEM 15. INDEMNIFICATION OF OFFICERS AND DIRECTORS

  Under Section 145 of the Delaware General Corporation Law, a corporation may indemnify its directors, officers, employees and agents against judgments, fines, amounts paid in settlement, and reasonable costs, expenses and counsel fees paid or incurred in connection with any proceeding, other than an action by or in the right of the Company, to which such director, officer, employee or agent or his legal representative may be a party, provided such director, officer, employee or agent shall have acted in good faith and shall have reasonably believed (i) in the case of a civil proceeding, that his conduct was in or not opposed to the best interests of the Company, and (ii) in the case of a criminal proceeding, that he had no reasonable cause to believe his conduct was unlawful. In connection with an action by or in the right of the Company against a director, officer, employee or agent, the Company has the power to indemnify such director, officer, employee or agent for reasonable expenses incurred in connection with such suit (i) if such person acted in good faith and in a manner he reasonably believed was not opposed to the best interest of the Company and (ii) if found liable to the Company, only if ordered by a court of law. Section 145 also provides that such section is not exclusive of any other indemnification rights granted by the Company to directors, officers, employees or agents. The Company's Restated Certificate of Incorporation provides that the Company shall, to the fullest extent permitted by law, indemnify all persons who it may indemnify pursuant thereto.

  In addition, the Company's Restated Certificate of Incorporation contains a provision eliminating the liability of a director to the Company or its stockholders for breach of fiduciary duty as a director, other than liability
(i) for breach of the director's duty of loyalty to the Company or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, (iv) for any transaction from which the director derived an improper personal benefit or (v) for any act or omission occurring prior to December 29, 1986.

  The Company's By-laws provide that the Company shall, to the fullest extent permitted by law, indemnify any person, the heirs, executors or administrators of such person, who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (brought by or in the right of the Company or otherwise), whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company, or is or was serving at the request of the Company as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person or such heirs, executors or administrators in connection with such action, suit or proceeding. In addition, the Company may, in the discretion of the Board of Directors, pay expenses incurred in defending any action, suit or proceeding in advance of the final disposition of such action, suit or proceeding. The Company may also purchase or maintain insurance on behalf of any person described in the foregoing section of the By-laws against any liability asserted against him, whether or not the Company would have the power to indemnify him against such liability by law. Furthermore, the By-laws provide that the indemnification provided for therein shall not be deemed exclusive of any other rights to indemnification to which those seeking indemnification may be entitled under any By-law, agreement, vote of stockholders or disinterested directors or otherwise.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

  The Company maintains directors and officers liability insurance policies, insuring, with certain exceptions and conditions, the Company's directors and officers in their capacity as such against liabilities with respect to certain specified proceedings. In addition to covering directors and officers of the Company, the policies also insure the Company against amounts paid by it to indemnify directors and officers.

ITEM 16. EXHIBITS.

  1.1 Form of Underwriting Agreement (filed herewith).
  4.1 Form of Certificate for Common Stock (incorporated by reference to
       Exhibit 4.1 to the Company's Registration Statement on Form S-1, No. 33-
       10889).
  5.1 Opinion of Proskauer Rose Goetz & Mendelsohn LLP re: validity of the
       Common Stock (filed herewith).
 23.3 Consent of Proskauer Rose Goetz & Mendelsohn LLP (included in Exhibit
       5.1).
 24   Power of Attorney (included in Registration Statement on page II-4).

ITEM 17. UNDERTAKINGS

  The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling person of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

  The undersigned registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be a part of this registration statement as of the time it was declared effective.

    (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE 1933 ACT, CHARTER POWER SYSTEMS, INC., THE REGISTRANT, CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-3, AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF PLYMOUTH MEETING, STATE OF PENNSYLVANIA, ON THE 25TH DAY OF OCTOBER, 1995.

                                          Charter Power Systems, Inc.
                                           (Registrant)

                                                     /s/ Alfred Weber
                                          By __________________________________
                                             ALFRED WEBER PRESIDENT AND CHIEF
                                                     EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE 1933 ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

              SIGNATURE                        TITLE                 DATE

                  *                    Chairman of the
-------------------------------------   Board                    October 25,
         GEORGE J. SBORDONE                                       1995

                  *                    President, Chief
-------------------------------------   Executive Officer        October 25,
            ALFRED WEBER                and Director              1995
                                        (principal
                                        executive officer)

                                       Vice President--
  /s/ Stephen E. Markert, Jr.           Finance and              October 25,
-------------------------------------   Treasurer                 1995
       STEPHEN E. MARKERT, JR.          (principal
                                        accounting officer
                                        and principal
                                        financial officer)

                  *                    Director
-------------------------------------                            October 25,
            DAVID BERETTA                                         1995

              SIGNATURE                         TITLE                DATE

                  *                           Director
-------------------------------------                            October 25,
          A. LAWRENCE FAGAN                                       1995

                  *                           Director
-------------------------------------                            October 25,
            GLENN M. FEIT                                         1995

                  *                           Director
-------------------------------------                            October 25,
          MERRIL M. HALPERN                                       1995

                  *                           Director
-------------------------------------                            October 25,
           JEROME L. KATZ                                         1995

                  *                           Director
-------------------------------------                            October 25,
            WARREN A. LAW                                         1995

                  *                           Director
-------------------------------------                            October 25,
         PATRICIA R. MERRICK                                      1995

          /s/ Alfred Weber

*By: ________________________________                            October 25,
   ALFRED WEBER, ATTORNEY-IN-FACT                                 1995

                                 EXHIBIT INDEX

EXHIBIT                                                                                PAGE
  NO.                                     DESCRIPTION                                  NO.
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
  1.1    Form of Underwriting Agreement (filed herewith).
  4.1    Form of Certificate for Common Stock (incorporated by reference to Exhibit
          4.1 to the Company's Registration Statement on Form S-1, No. 33-10889).
  5.1    Opinion of Proskauer Rose Goetz & Mendelsohn LLP re: validity of the Common
          Stock (filed herewith).
 23.3    Consent of Proskauer Rose Goetz & Mendelsohn LLP (included in Exhibit 5.1).
 24      Power of Attorney (included in Registration Statement on page II-4).